EXHIBIT 32.3
CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
        The undersigned, George Zweier, does hereby certify to his knowledge, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Annual Report on Form 10-K for the year ended September 30, 2017 of the registrant:

        (1)   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: December 14, 2017	/s/ George Zweier
George Zweier Vice President (Principal Financial and Accounting Officer)